STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Total investments	$ 1,258,588,095	$ 1,118,693,461
Receivables:
Due from broker	175,767	1,106
Notes receivable from participants	20,498,881	17,922,148
Total receivables	20,674,648	17,923,254
Total assets	1,279,262,743	1,136,616,715
Net assets available for benefits	$ 1,279,262,743	$ 1,136,616,715